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                                                                    Exhibit 10.1





             AMENDMENT TO AMENDED AND RESTATED FORBEARANCE AGREEMENT



         THIS AMENDMENT TO AMENDED AND RESTATED FORBEARANCE AGREEMENT (this "Amendment") is made and entered into as of this 19th day of November, 2002, among Advanced Lighting Technologies, Inc., Venture Lighting Power Systems North America Inc., Parry Power Systems Limited, and Venture Lighting Europe Ltd. (collectively, "Borrowers"), PNC Bank, National Association, as Agent ("Agent") and PNC Bank, National Association, National City Commercial Finance, Inc. and Sovereign Bank (collectively, "Lenders"). Capitalized terms used herein without definition have the meanings ascribed thereto in the Amended and Restated Forbearance Agreement among the parties hereto dated October 18, 2002 (the "Forbearance Agreement").

                                    RECITALS

         A. Borrowers, Agent and Lenders entered into the Forbearance Agreement on October 18 2002. At October 18, 2002, Borrowers had not yet determined compliance under Section 5.7 (a) of the Credit Agreement (fixed charge coverage ratio) for the period ended September 30, 2002.

         B. Borrowers have advised Agent and Lenders that they have failed to comply with Section 5.7 of the Credit Agreement for the period ended September 30, 2002 (the "September 30, 2002 FCCR Violation"). Borrowers have requested that Agent and Lenders agree to modify the Forbearance Agreement to include the September 30, 2002 FCCR Violation as a "Designated Default" thereunder.

         C. Borrowers have further advised Agent and Lenders that (a) there has occurred a "Second Occurrence Failure" under, and as defined in, the Contingent Warrant Agreement among U.S. Borrower., General Electric Company, Wayne R. Hellman, Hellman, Ltd., Wayne R. Hellman, as voting trustee under a Voting Trust Agreement dated October 10, 1995, Alan J. Ruud, and Alan J. Rudd, as voting trustee under a Voting Trust Agreement dated January 2, 1998, and (b) General Electric Company is not waiving its rights under the aforementioned Contingent Warrant Agreement or otherwise as they relate to the Second Occurrence Failure.

         D. Section 7.7 of the Credit Agreement provides that a Change of Control is an Event of Default. As defined in the Credit Agreement, a "Change of Control" includes "such time as...(A) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than thirty-five percent (35%) of the total voting power of the Voting Stock of U.S. Borrower on a fully diluted basis and (B) such ownership represents a greater percentage of the total voting power of the Voting Stock of U.S. Borrower, on a fully diluted basis, than may then be voted by the Existing Stockholders on such date."


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Borrowers have indicated, and acknowledge and agree, that General Electric
Company's rights to vote and purchase capital stock of U.S. Borrower arising as a result of the Second Occurrence Failure, when combined with the capital stock of U.S. Borrower owned by General Electric Company, give rise to a Change of Control as described above and therefore an Event of Default under the Credit Agreement.

         E. Borrowers have requested that Agent and Lenders agree to modify the Forbearance Agreement to add the Event of Default arising as a result of the Second Occurrence Failure to the "Designated Defaults" thereunder.

                                    AGREEMENT

         In consideration of the Recitals and of the mutual promises and covenants contained herein, Lenders and Borrowers agree as follows:

         1. DESIGNATED DEFAULTS. Exhibit A to the Forbearance Agreement is hereby amended to add thereto the following:

         "An Event of Default under Section 7.2 of the Credit Agreement due to a violation of Section 5.7(a) (fixed charge coverage ratio) for the period ended and at September 30, 2002.

         An Event of Default under Section 7.7 (Change of Control) and subsection (a) of Section 7.11 (Indenture) of the Credit Agreement arising as a result of the Second Occurrence Failure under, and as defined in, that certain Contingent Warrant Agreement dated September 30, 1999, among U.S. Borrower, General Electric Company, Wayne R. Hellman, Hellman, Ltd., Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud, and Alan J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998."

         1A. SECTION 2(e) AMENDMENT. Section 2(e) of the Forbearance is hereby deleted and the following substituted in lieu thereof:

         "(e) INDENTURE INTEREST AND CHANGE OF CONTROL PAYMENTS. The interest payment due on September 16, 2002, under the Indenture dated March 18, 1998, between U.S. Borrower and The Bank of New York, as Trustee (the "Indenture"), the payment due under Section 4.12 of the Indenture in connection with a Change of Control (as defined in the Indenture), and any other payments under the Indenture or the notes issued thereunder (the "Senior Notes") shall not be made."

         2. INTEGRATION. Except with respect to the amendments to the Forbearance Agreement as set forth in Sections 1 and 1A of this Amendment, the Forbearance Agreement remains in full force and effect and is integrated in its entirety into this Amendment. References in the Forbearance Agreement to "this Agreement" are hereby deemed to include this Amendment.

         3. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall


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constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         4. RELEASE OF CLAIMS AND WAIVER. Borrowers and U.S. Guarantors hereby release, remise, acquit and forever discharge Agent and Lender and Agent's and Lenders' employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Forbearance Agreement, the Credit Agreement, the Security Documents and other Related Writings (all of the foregoing hereinafter called the "Released Matters"). Borrowers and U.S. Guarantors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrowers and U.S. Guarantors represent and warrant to Lenders and Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrowers or U.S. Guarantors in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

         5. LEGAL REPRESENTATION OF PARTIES. This Amendment was negotiated and agreed to by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Amendment or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.


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         6. GOVERNING LAW. This Amendment is governed by the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          U.S. BORROWER:

Address: 32000 Aurora Road                ADVANCED LIGHTING
         Solon, Ohio 44139                   TECHNOLOGIES, INC.
         Attention:  Treasurer

                                          By: /s/ Steven C. Potts
                                             ---------------------------------
                                          Title: Chief Financial Officer
                                                ------------------------------

                                          CANADIAN BORROWER:

Address: 10 Chandler Road                 VENTURE LIGHTING POWER
         P.O. Box 250                        SYSTEMS NORTH AMERICA, INC.
         Amherst, Nova Scotia BH4 3Z2
         Attention:  Treasurer
                                          By: /s/ R. Douglas Oulton
                                             ---------------------------------
                                          Title: VP - Finance and Administration
                                                ------------------------------


                                          UK BORROWERS:

Address: Victoria Mills                   PARRY POWER SYSTEMS LIMITED
         Draycott
         Derby DE72 3PW England
         Attention:  Treasurer            By: /s/ E. Young
                                             ---------------------------------
                                          Title: Director
                                                ------------------------------



Address: Victoria Mills                   VENTURE LIGHTING EUROPE LTD.
         Draycott
         Derby DE72 3PW England
         Attention:  Treasurer            By: /s/ E. Young
                                             ---------------------------------
                                          Title: Director
                                                ------------------------------


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                                          AGENT AND THE BANKS:

Address: PNC Bank, National Association   PNC BANK, NATIONAL ASSOCIATION,
         1 PNC Plaza                        as Agent and as a Bank
         249 Fifth Avenue
         Pittsburgh, PA 15222
         Attention:  Richard Muse, Jr.    By: /s/ Richard F. Muse, Jr.
                                             ---------------------------------
                                          Title: Vice President
                                                ------------------------------


Address: Sovereign Bank                   SOVEREIGN BANK
         Routes 30 & 320-Aldwyn Two
         Villanova, PA  19087
         Mailcode 20-536-ARO              By: /s/ James A. Bleakly, Jr.
         Attention:  James Bleakly           --------------------------------
                                          Title: Vice President
                                                ------------------------------


Address: National City Commercial         NATIONAL CITY COMMERCIAL
           Finance, Inc.                  FINANCE, INC.
         1965 East 6th Street
         Cleveland, Ohio 44114
         Attention:  Dennis Hatvany       By: /s/ Dennis Hatvany
                                             ---------------------------------
                                          Title: Vice President
                                                ------------------------------



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                              CONSENT OF GUARANTOR

         The undersigned are the U.S. Guarantors referred to in the Credit Agreement. The undersigned do hereby consent to the terms of this Amendment and do hereby ratify and confirm the Guaranty of Payment in all respects. The undersigned further specifically consent to and join in the agreements, waivers and releases contained this Amendment.

                                ADLT Realty Corp. I, Inc.
                                ADLT Services, Inc.
                                APL Engineered Materials, Inc.
                                Ballastronix (Delaware, Inc.)
                                Lighting Resources International, Inc.
                                Microsun Technologies, Inc.
                                Venture Lighting International, Inc.


                                By: /s/ Steven C. Potts
                                   ---------------------------
                                Name: Steven C. Potts
                                     -------------------------
                                Title: Chief Financial Officer
                                      ------------------------
                                of each of the companies listed above

                                Deposition Sciences, Inc.


                                By: /s/ Steven C. Potts
                                   ---------------------------
                                Name: Steven C. Potts
                                     -------------------------
                                Title: Chief Financial Officer
                                      ------------------------
                                signing for each of the companies listed above by Power of Attorney

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